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                                                                    EXHIBIT 99.2

                          FIRST SUPPLEMENTAL INDENTURE

                                     BETWEEN

                        CHILDTIME LEARNING CENTERS, INC.

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION

                            DATED AS OF MAY 16, 2003


                         15% SUBORDINATED NOTES DUE 2008




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                                TABLE OF CONTENTS

                                                                          PAGE


ARTICLE I DEFINITIONS.......................................................2

     SECTION 1.1         Definition of Terms................................2

ARTICLE II GENERAL TERMS AND CONDITIONS OF THE NOTES........................3

     SECTION 2.1         Designation; Principal Amount and Denomination.....3
     SECTION 2.2         Maturity...........................................4
     SECTION 2.3         Form and Payment...................................4
     SECTION 2.4         Interest...........................................4

ARTICLE III REDEMPTION OF THE NOTES.........................................4

     SECTION 3.1         Mandatory Redemption...............................4
     SECTION 3.2         Optional Redemption by Company.....................5
     SECTION 3.3         No Sinking Fund....................................5

ARTICLE IV FORM OF NOTE.....................................................5

     SECTION 4.1         Form of Notes......................................5

ARTICLE V ORIGINAL ISSUE OF NOTES..........................................11

     SECTION 5.1         Original Issue of Notes...........................11

ARTICLE VI MISCELLANEOUS...................................................11

     SECTION 6.1         Ratification of Indenture.........................11
     SECTION 6.2         Trustee Not Responsible for Recitals..............11
     SECTION 6.3         Governing Law.....................................11
     SECTION 6.4         Severability......................................11
     SECTION 6.5         Counterparts......................................12


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                          FIRST SUPPLEMENTAL INDENTURE

                THIS FIRST SUPPLEMENTAL INDENTURE, dated as of May 16, 2003 (the "First Supplemental Indenture"), between CHILDTIME LEARNING CENTERS, INC., a Michigan corporation (the "Company"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee") under the Indenture dated as of May 16, 2003 between the Company and the Trustee (the "Indenture").

                WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the issuance of the Company's unsecured subordinated notes to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Indenture;

                WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a series of its securities to be known as its 15% Subordinated Notes due 2008 (the "Notes"), the form and substance of the Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this First Supplemental Indenture;

                WHEREAS, pursuant to the terms of the Company's registration statement on Form S-1 (333-103397) filed with the Securities and Exchange Commission and declared effective on April 15, 2003, the Company proposes to offer up to $3,500,000 aggregate principal amount of the Notes for sale to eligible investors pursuant to a rights offering;

                WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture, and all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this First Supplemental Indenture have been duly authorized in all respects;

                NOW THEREFORE, in consideration of the purchase and acceptance of the Notes by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Notes and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1       Definition of Terms.

                  Unless the context otherwise requires:

                  (a) a term defined in the Indenture has the same meaning when used in this First Supplemental Indenture;
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                (b) a term defined anywhere in this First Supplemental
         Indenture has the same meaning throughout;

                (c) the singular includes the plural and vice versa;

                (d) a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture;

                (e) headings are for convenience of reference only and do not affect interpretation;

                (f) the following terms have the meanings given to them in this Section 1.1(f):


                "Change of Control" means an event whereby (i) any person or group within the meaning of Section 13(d)(3) of the Exchange Act together with any affiliates and associates of any thereof, (other than JP Acquisition Fund II, L.P., JP Acquisition Fund III, L.P., JPAF, Limited Partnership, JPAF III, LLC, Jacobson Partners and the other members of the group referenced in the
Schedule 13D originally filed on July 24, 2000, as amended from time to time (SEC File No. 005-48813)) shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) at least a majority of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company, or (ii) the Company is liquidated or dissolved or the stockholders of the Company adopt a plan for the liquidation or dissolution of the Company.

                "Childtime Childcare" means Childtime Childcare, Inc., an Illinois corporation.

                "Definitive Notes" has the meaning set forth in Section 2.3.

                "Interest Payment Date" has the meaning set forth in the Notes.

                "Maturity Date" has the meaning set forth in Section 2.2.

                "Notes" has the meaning set forth in the recitals.

                "Optional Redemption" means redemption of the Notes at the option of the Company in whole or in part at any time on or after the date of issue pursuant to Section 3.2.

                "Redemption Price" means 100% of the principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

                                   ARTICLE II

                    GENERAL TERMS AND CONDITIONS OF THE NOTES

         SECTION 2.1 Designation; Principal Amount and Denomination. There is hereby authorized a series of Securities designated the 15% Subordinated Notes due 2008, limited (except as provided in Section 2.08 of the Indenture) in aggregate principal amount to




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$3,500,000; the amount of such series shall be as set forth in any written order of the Company for the authentication and delivery of Notes of such series pursuant to Section 2.04 of the Indenture. The Notes shall be issued in denominations of $35 or any increments thereof.

         SECTION 2.2 Maturity. The maturity date (the "Maturity Date") of the Notes is May 15, 2008.

         SECTION 2.3 Form and Payment.

                The Notes shall be issued in fully registered certificated form without interest coupons ("Definitive Notes"). Principal and interest on the Notes will be payable, the transfer of such Notes will be registrable and such Notes will be exchangeable for Notes bearing identical terms and provisions at the office or agency of the Trustee in New York, New York, or Detroit, Michigan, or at the office of such Paying Agent or Paying Agents as the Company may designate from time to time; provided, however, that, at the option of the Company payment of interest may be made by check mailed to the Securityholder at such address as shall appear in the security register for the Notes maintained pursuant to Section 2.07 of the Indenture. Except as otherwise provided in
Section 2.4(c), all payments of principal and interest on the Notes shall be made in lawful money of the United States of America.

         SECTION 2.4 Interest.

                (a) Each Note will bear interest at the rate of 15.0% per annum from the date of issuance, or from the most recent date to which interest has been duly paid or provided for, as the case may be, until the principal thereof becomes due and payable on the Maturity Date; provided, however, that each Note will bear interest, payable on demand, on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue interest at the rate of 18% per annum.

                (b) Interest shall be paid quarterly and shall be calculated on the basis of a 360-day year of twelve 30-day months. For periods less than a full quarter, interest payable shall reflect interest on the Notes computed on the basis of the actual number of elapsed days based on a 360-day year. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (including any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date.

                                  ARTICLE III

                             REDEMPTION OF THE NOTES

         SECTION 3.1 Mandatory Redemption.

                If a Change of Control has occurred, the Company shall, upon not less than 15 days but not more than 60 days notice to the holders, repurchase in cash all of the Notes outstanding within 60 days after such Change of Control at a purchase price equal to the Redemption Price. Notwithstanding the foregoing, the Company shall not be obligated to



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repurchase any Notes pursuant to this Section until such time as such repurchase is permissable pursuant to Article 15 of the Indenture.

         SECTION 3.2 Optional Redemption by Company.

                (a) Subject to the provisions of Article 14 of the Indenture, the Company shall have the right to redeem the Notes, in cash, in whole or in part, at any time on or after the date of issue at a purchase price equal to the Redemption Price.

                If the Notes are only partially redeemed pursuant to this
Section 3.2, the Notes will be redeemed pro rata or by lot or by any other method utilized by the Trustee. The Redemption Price shall be paid prior to 2:00 p.m., New York time, on the date of such prepayment, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m., New York time, on the date such Redemption Price is to be paid.

         SECTION 3.3 No Sinking Fund.

                The Notes are not entitled to the benefit of any sinking fund.

                                   ARTICLE IV

                                  FORM OF NOTE

         SECTION 4.1 Form of Notes.

                The Notes and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following form:

                             [FORM OF FACE OF NOTE]

                  $____________                     CUSIP No. _________

                  No. _________

                        CHILDTIME LEARNING CENTERS, INC.

                         15% SUBORDINATED NOTE DUE 2008

                CHILDTIME LEARNING CENTERS, INC., a Michigan corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________ or registered assigns, the principal sum of _____________ Dollars ($___________) on May 15, 2008 (the "Maturity Date"), and to pay interest on said principal sum in cash from the date hereof, or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly in arrears on December 31, March 31, June 30 and September 30 of each year (each such date, an "Interest Payment Date"), commencing on June 30, 2003, at the rate of 15.00% per annum until the principal hereof shall have become due and payable, and at a rate of 18.00% per annum on





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any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full calendar quarter, interest payable shall reflect interest on the Notes computed on the basis of the actual number of elapsed days based on a 360-day year. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the fifteenth day (whether or not such day is a Business Day) of the calendar month in which the relevant Interest Payment Date falls. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note that is payable in cash shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register.

                The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

                This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.




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                The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name by its duly authorized officers.

                                         CHILDTIME LEARNING CENTERS, INC.
                                         By: ______________________
                                         Name:_____________________
[Seal]                                   Title:____________________


Attest:

By:  ________________________
Name: ______________________
Title: _______________________




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                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

                This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated ______________________



                                   _______________________________________,
                                   as Trustee


                                   By ______________________
                                        Authorized Signatory



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                            (FORM OF REVERSE OF NOTE)

                This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 16, 2003, duly executed and delivered between the Company and U.S. Bank National Association, a national banking association, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 16, 2003, between the Company and the Trustee (the Indenture as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is limited in aggregate principal amount as specified in said First Supplemental Indenture.

                Following the occurrence of a Change of Control, this Note will become due and payable, at a redemption price equal to 100% of the outstanding principal amount of the Note, plus accrued and unpaid interest thereon to the date of redemption (the "Redemption Price"). The Redemption Price shall be paid prior to 2:00 p.m., New York time, on the date of such redemption. Notwithstanding the foregoing the Company shall not be obligated to repurchase any Notes until such time as such repurchase is permissable pursuant to Article 15 of the Indenture.

                The Company shall have the right to redeem this Note at the option of the Company, in whole or in part at any time (an "Optional Redemption"), at the Redemption Price.

                Any prepayment pursuant to the preceding two paragraphs will be made upon not less than 15 days nor more than 60 days notice. If the Notes are only partially prepaid by the Company pursuant to an Optional Redemption, the Notes to be redeemed will be selected pro rata or by lot or by any other method utilized by the Trustee.

                In the event of prepayment of this Note in part only, a new Note or Notes of this series for the unrepaid portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall without the consent of the




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holders of each outstanding Note so affected, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon the redemption or prepayment thereof, or change any date on which the Note may be prepaid or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby.

                The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Notes affected thereby, on behalf of all of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default (a) in the payment of the principal of or premium, if any, on or interest on any of the Notes of such series or, (b) in respect of covenants or provisions of the Indenture which cannot be modified or amended without the consent of the holder of each Note affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

                The Indenture also contains provisions permitting the Company and the Trustee, without the consent of any Holders, to execute supplemental indentures to make any changes that do not adversely affect the rights of the Holders.

                No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

                As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in St. Paul, Minnesota accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee or the Authenticating Agent duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF AND THE INDENTURE AND NOTES SHALL BE DEEMED TO BE CONTRACTS MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW




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YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF
SAID STATE.

                                   ARTICLE V

                             ORIGINAL ISSUE OF NOTES

         SECTION 5.1 Original Issue of Notes.

                The Notes in the aggregate principal amount of $3,500,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its Chief Executive Officer, its President, or any Vice President, its Treasurer, any Assistant Treasurer, its Controller or any Assistant Controller, its Secretary or any Assistant Secretary without any further action by the Company.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1 Ratification of Indenture.

                The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

         SECTION 6.2 Trustee Not Responsible for Recitals.

                The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

         SECTION 6.3 Governing Law.

                This First Supplemental Indenture and each Note shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State without regard to conflicts of law principles.

         SECTION 6.4 Severability.

                In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

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         SECTION 6.5 Counterparts.

                This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


                IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed by their authorized respective officers as of the day and year first above written.

                              CHILDTIME LEARNING CENTERS, INC.


                              By: /s/ William D. Davis
                                  ------------------------------------------
                              Name: William D. Davis
                              Title:   President and Chief Executive Officer


                              U.S. BANK NATIONAL ASSOCIATION,
                              as Trustee


                              By: /s/ James Kowalski
                                  ------------------------------------------
                              Name: James Kowalski
                              Title:   Assistant Vice President